                                                                   EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.               CASE NO: 97-58435 MM
                                                  -----------------------------

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

---------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED                    Aug, 1999
                        -------------------------


1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                               END OF             END OF              AS OF
                                                                              CURRENT              PRIOR             PETITION
2.     ASSET/LIABILITY SUMMARY                                                 MONTH               MONTH              FILING
                                                                               -----               -----              ------
         Current Assets (Market Value)                                            $112,821            $110,306           $245,867
                                                                          -----------------  ------------------  -----------------
         Total Assets (Market Value)                                            $3,112,821          $3,110,306         $5,665,985
                                                                          -----------------  ------------------  -----------------
         Current Liabilities                                                      $243,270            $237,800                 $0
                                                                          -----------------  ------------------  -----------------
         Total Liabilities                                                      $5,610,305          $5,604,835         $5,467,035
                                                                          -----------------  ------------------  -----------------

                                                                                                                    PETITION
                                                                              CURRENT              PRIOR             DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                    MONTH               MONTH            MONTH END
                                                                               -----               -----            ---------
         a.  Total Receipts                                                         $3,344                  $0           $260,557
                                                                          -----------------  ------------------  -----------------
         b.  Total Disbursements                                                      $829                $891           $164,217
                                                                          -----------------  ------------------  -----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             $2,515               ($891)           $96,340
                                                                          -----------------  ------------------  =================
         d.  Cash Balance Beginning of Month                                      $110,306            $111,197
                                                                          -----------------  ------------------
         e.  Cash Balance End of Month (c + d)                                    $112,821            $110,306
                                                                          =================  ==================

4.     POST-PETITION LIABILITIES & RECEIVABLES                              RECEIVABLES                            LIABILITIES
                                                                            -----------                            -----------
         Balance at End of Previous Month                                               $0                               $237,800
                                                                          -----------------                      -----------------
         Balance at End of Current Month                                                $0                               $243,270
                                                                          -----------------                      -----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                $0
                                                                          -----------------
         Balance at End of Current Month (over 30 days)                                 $0
                                                                          -----------------

                                                                                                    YES                 NO
6.     Are all federal, state, and local taxes current? (if no, attach
       schedule of unpaid items)                                                              X
                                                                                             ------------------  -----------------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors?
       (if yes, attach listing including date of payment, amount of
       payment and name of payee)                                                                                 X
                                                                                             ------------------  -----------------
8.     Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment,
       amount and reason for payment, and name of payee)                                                          X
                                                                                             ------------------  -----------------
9.     Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name
       of payee)                                                                                                  X
                                                                                             ------------------  -----------------
10.    If you answered yes to line 7,8, or 9, were all such payments
       approved by the court?                                                              #  N/A
                                                                                             ------------------  -----------------
11.    Is the estate insured for replacement cost of assets and for
       general liability?                                                                     N/A
                                                                                             ------------------  -----------------
12.    Are U.S. Trustee quarterly fees current?                                               X
                                                                                             ------------------  -----------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


       Date:   September 13, 1999                                                Richard J Redett
               -------------------------                                       --------------------------------------------------
                                                                                               Responsible Individual


                                      BALANCE SHEET
                                 (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED            Aug, 1999
                                                      -----------------

                                       ($         )
                                          --------

         ASSETS

                                                                                 FROM SCHEDULES                MARKET VALUE
                                                                                 --------------                ------------
            CURRENT ASSETS
    1            Cash and cash equivalents - unrestricted                                                                $112,821
                                                                                                          ------------------------
    2            Cash and cash equivalents - restricted                                                                        $0
                                                                                                          ------------------------
    3            Accounts receivable (net)                                             A                                       $0
                                                                                                          ------------------------
    4            Inventory                                                             B                                       $0
                                                                                                          ------------------------
    5            Prepaid expenses                                                                                              $0
                                                                                                          ------------------------
    6            Other:
                         ----------------------------------------------------                             ------------------------
    7
                 ------------------------------------------------------------                             ------------------------

    8                TOTAL CURRENT ASSETS                                                                                $112,821
                                                                                                          ------------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)
    9            Real property                                                         C                                       $0
                                                                                                          ------------------------
   10            Machinery and equipment                                               D                                       $0
                                                                                                          ------------------------
   11            Furniture and fixtures                                                D                                       $0
                                                                                                          ------------------------
   12            Office equipment                                                      D                                       $0
                                                                                                          ------------------------
   13            Leasehold improvements                                                D                                       $0
                                                                                                          ------------------------
   14            Vehicles                                                              D                                       $0
                                                                                                          ------------------------
   15            Other:                                                                D
                         ----------------------------------------------------                             ------------------------
   16                                                                                  D
                 ------------------------------------------------------------                             ------------------------
   17                                                                                  D
                 ------------------------------------------------------------                             ------------------------
   18                                                                                  D
                 ------------------------------------------------------------                             ------------------------
   19                                                                                  D
                 ------------------------------------------------------------                             ------------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                              $0
                                                                                                          ------------------------

            OTHER ASSETS
   21            Notes receivable-net of allowances                                                                    $3,000,000
                 ------------------------------------------------------------                             ------------------------
   22            Investment-NST                                                                                                $0
                 ------------------------------------------------------------                             ------------------------
   23            Investment-subs                                                                                               $0
                 ------------------------------------------------------------                             ------------------------
   24            Accounts receivable-intercompany net of allowances                                                            $0
                 ------------------------------------------------------------                             ------------------------

   25                TOTAL OTHER ASSETS                                                                                $3,000,000
                                                                                                          ------------------------

   26                TOTAL ASSETS                                                                                      $3,112,821
                                                                                                          ========================

         NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                    ----------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                    ($     )
                                    --------


         LIABILITIES                                                                FROM SCHEDULES
            POST-PETITION                                                           --------------
                 CURRENT LIABILITIES
   27                Salaries and wages
                                                                                                          ------------------------
   28                Payroll taxes
                                                                                                          ------------------------
   29                Real and personal property taxes
                                                                                                          ------------------------
   30                Income taxes
                                                                                                          ------------------------
   31                Notes payable (short term)
                                                                                                          ------------------------
   32                Accounts payable (trade)                                             A
                                                                                                          ------------------------
   33                Real property lease arrearage
                                                                                                          ------------------------
   34                Personal property lease arrearage
                                                                                                          ------------------------
   35                Accrued professional fees                                                                           $243,270
                                                                                                          ------------------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                          ------------------------
   37                Other:
                                        --------------------------------------------                      ------------------------
   38
                         -----------------------------------------------------------                      ------------------------
   39
                         -----------------------------------------------------------                      ------------------------

   40                TOTAL CURRENT LIABILITIES                                                                           $243,270
                                                                                                          ------------------------

   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                          ------------------------

   42                TOTAL POST-PETITION LIABILITIES                                                                     $243,270
                                                                                                          ------------------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43                Secured claims                                                       E
                                                                                                          ------------------------
   44                Priority unsecured claims                                            E                              $101,776
                                                                                                          ------------------------
   45                General unsecured claims                                             E                            $5,265,259
                                                                                                          ------------------------

   46                TOTAL PRE-PETITION LIABILITIES                                                                    $5,367,035
                                                                                                          ------------------------

   47                TOTAL LIABILITIES                                                                                 $5,610,305
                                                                                                          ------------------------

         EQUITY (DEFICIT)

   48                    Preferred Stock                                                                                  $80,000
                         -----------------------------------------------------------                      ------------------------
   49                    Common Stock                                                                                     $28,846
                         -----------------------------------------------------------                      ------------------------
   50                    Additional Paid-In Capital                                                                   $18,461,441
                         -----------------------------------------------------------                      ------------------------
   51                    Accumulated Deficit                                                                         ($21,033,028)
                         -----------------------------------------------------------                      ------------------------
   52            Market value adjustment                                                                                 ($34,743)
                                                                                                          ------------------------
   53                TOTAL EQUITY (DEFICIT)                                                                           ($2,497,484)
                                                                                                          ------------------------


   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                            $3,112,821
                                                                                                          ========================

                           SCHEDULES
                    (GENERAL BUSINESS CASE)
                          ($       )
                           --------

                          SCHEDULE A
               ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                      ACCOUNTS         ACCOUNTS PAYABLE                 PAST DUE
Receivables and Payables Ageings                     RECEIVABLE         [POST PETITION]            POST PETITION DEBT
                                                     ----------        ----------------            ------------------
   0 -30 Days
                                                  -----------------   --------------------
                                                                                            ---
   31-60 Days
                                                  -----------------   --------------------
   61-90 Days                                                                                                         $0
                                                  -----------------   --------------------     --------------------------
   91+ Days
                                                  -----------------   --------------------  ---
   Total accounts receivable/payable                            $0                     $0
                                                  -----------------   ====================
   Allowance for doubtful accounts
                                                  -----------------
   Accounts receivable (net)                                    $0
                                                  =================


                          SCHEDULE B
                 INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                        COST OF GOODS SOLD
----------------------------------                        ------------------
                                        INVENTORY(IES)    Inventory Beginning of Month
                                                                                                 ------------------------
                                          BALANCE AT
                                         END OF MONTH     Add -
Retail/Restaurants -                                            Net purchases
                                                                                                 ------------------------
   Product for resale                                           Direct labor
                                     -------------------                                         ------------------------
                                                                Manufacturing overhead
                                                                                                 ------------------------
Distribution -                                                  Freight in
                                                                                                 ------------------------
   Product for resale                                           Other:
                                     -------------------

                                                                ------------------------         ------------------------
Manufacturer -
                                                                ------------------------         ------------------------
   Raw materials
                                     -------------------
   Work-in-progress                                       Less -
                                     -------------------
   Finished goods                                               Inventory End of Month
                                     -------------------                                         ------------------------
                                                                Shrinkage
                                                                                                 ------------------------
Other -                                                         Personal Use
                                     -------------------                                         ------------------------
   Explain
            ------------------------
                                                          Cost of Goods Sold                                         $0
   ---------------------------------                                                             ========================

        TOTAL                                      $0
                                     ==================

METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS
---------------------------                                    ---------------------------

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical inventory?           Valuation methods -
                                                                       FIFO cost
                                                                                               --------------------
   Weekly                                                              LIFO cost
                           ----                                                                --------------------
   Monthly                                                             Lower of cost or
                           ----
   Quarterly                                                               market
                           ----                                                                --------------------
   Semi-annually                                                       Retail method
                           ----                                                                --------------------
   Annually
                           ----
                                                                       Other -
                                                                                                       ------------
Date of last physical inventory was           Unknown                              Explain
                                              -----------------

                                                                                   --------------------------------------
Date of next physical inventory is            N/A
                                              -----------------                    --------------------------------------


                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                              COST                     MARKET VALUE
-----------                                                              ----                     -------------
None
---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------
     TOTAL                                                                         $0                             $0
                                                                  ====================       ========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                              COST                     MARKET VALUE
-----------                                                              ----                     ------------
MACHINERY & EQUIPMENT -

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------
     TOTAL                                                                         $0                             $0
                                                                  ====================       ========================

FURNITURE & FIXTURES -

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------
     TOTAL                                                                         $0                             $0
                                                                  ====================       ========================

OFFICE EQUIPMENT -

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------
     TOTAL                                                                         $0                             $0
                                                                  ====================       ========================

LEASEHOLD IMPROVEMENTS -

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------
     TOTAL                                                                         $0                             $0
                                                                  ====================       ========================

VEHICLES -

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------

---------------------------------------------------------         --------------------       ------------------------
     TOTAL                                                                         $0                             $0
                                                                  ====================       ========================


                            SCHEDULE E
                      PRE-PETITION LIABILITIES

                                                                    CLAIMED                      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                            AMOUNT                     AMOUNT (B)
-------------------------------------------                            ------                     ----------
   Secured claims  (a)
                                                                 --------------------       ------------------------
   Priority claims other than taxes
                                                                 --------------------       ------------------------
   Priority tax claims                                                      $101,776
                                                                 --------------------       ------------------------
   General unsecured claims                                               $5,265,259
                                                                 --------------------       ------------------------

   (a)      List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                                STATEMENT OF OPERATIONS
                                (GENERAL BUSINESS CASE)
                            FOR THE MONTH ENDED August, 1999
                                                ---------------------
                                  $
                                    ----------------


                           CURRENT MONTH
---------------------------------------------------------------------
       ACTUAL                  FORECAST               VARIANCE
       -------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

               $3,344                                         $3,344
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

               $3,344                      $0                 $3,344
----------------------   ---------------------   --------------------



                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                 $829                                          ($829)
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

                 $829                      $0                  ($829)
----------------------   ---------------------   --------------------

               $2,515                      $0                 $2,515
----------------------   ---------------------   --------------------


               $5,470                                        ($5,470)
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

               $5,470                      $0                ($5,470)
----------------------   ---------------------   --------------------

              ($2,955)                     $0                ($2,955)
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

              ($2,955)                     $0                ($2,955)
======================   =====================   ====================




                                                                                        CUMULATIVE              NEXT MONTH

                                                                                      (CASE TO DATE)             FORECAST
                                                                                       ------------              --------

   REVENUES
 1       Gross Sales                                                                             $7,000
                                                                                    --------------------    --------------------
 2       less: Sales Returns & Allowances
                                                                                    --------------------    --------------------
 3       Net Sales                                                                               $7,000                      $0
                                                                                    --------------------    --------------------
 4       less: Cost of Goods Sold                (Schedule 'B')                                 $68,271
                                                                                    --------------------    --------------------
 5       Gross Profit                                                                          ($61,271)                     $0
                                                                                    --------------------    --------------------
 6       Interest                                                                                   $92
                                                                                    --------------------    --------------------
 7       Other Income:
 8       Miscellaneous                                                                           $4,340
         -------------------------------------------------------------              --------------------    --------------------
 9       Insurance Settlement                                                                  $130,000
         -------------------------------------------------------------              --------------------    --------------------

10            TOTAL REVENUES                                                                    $73,161                      $0
                                                                                    --------------------    --------------------


   EXPENSES
11       Compensation to Owner(s)/Officer(s)
                                                                                    --------------------    --------------------
12       Salaries/Commissions
                                                                                    --------------------    --------------------
13       Management Fees
                                                                                    --------------------    --------------------
14       Depreciation
                                                                                    --------------------    --------------------
15       Taxes:
                                                                                    --------------------    --------------------
16            Employer Payroll Taxes
                                                                                    --------------------    --------------------
17            Real Property Taxes
                                                                                    --------------------    --------------------
18            Other Taxes
                                                                                    --------------------    --------------------
19       Other Selling
                                                                                    --------------------    --------------------
20       Other Administrative                                                                    $2,057
                                                                                    --------------------    --------------------
21       Write-off Investment Subs                                                             $112,618
                                                                                    --------------------    --------------------
22       Other Expenses:
23       Storage Rental                                                                          $5,220
         -------------------------------------------------------------              --------------------    --------------------
24       Accounting                                                                              $1,510
         -------------------------------------------------------------              --------------------    --------------------
25       Press Release                                                                             $725
         -------------------------------------------------------------              --------------------    --------------------
26       Telecommunications                                                                      $5,015
         -------------------------------------------------------------              --------------------    --------------------
27       SEC Reporting                                                                           $9,046
         -------------------------------------------------------------              --------------------    --------------------
28       Litigation Costs                                                                        $1,193
         -------------------------------------------------------------              --------------------    --------------------
29       Write-off of Accounts Receivable                                                       $55,156
         -------------------------------------------------------------              --------------------    --------------------
30       Writedown of Notes Receivable                                                       $2,000,000
         -------------------------------------------------------------              --------------------    --------------------

31            TOTAL EXPENSES                                                                 $2,192,540                      $0
                                                                                    --------------------    --------------------

32 SUBTOTAL                                                                                 ($2,119,379)                     $0
                                                                                    --------------------    --------------------

   REORGANIZATION ITEMS
33       Professional Fees                                                                     $351,346
                                                                                    --------------------    --------------------
34       Provisions for Rejected Executory Contracts
                                                                                    --------------------    --------------------
         Interest Earned on Accumulated Cash
35            Resulting from Chp 11 Case
                                                                                    --------------------    --------------------
36       Gain or (Loss) from Sale of Equipment                                                   $4,592
                                                                                    --------------------    --------------------
37       US Trustee Fees                                                                         $2,750
         -------------------------------------------------------------              --------------------    --------------------
38       Loss from Sale of Investments                                                         $220,000
         -------------------------------------------------------------              --------------------    --------------------

39            TOTAL REORGANIZATION ITEMS                                                       $569,504                      $0
                                                                                    --------------------    --------------------

40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                                           ($2,688,883)                     $0
                                                                                    --------------------    --------------------
41       Federal & State Income Taxes
                                                                                    --------------------    --------------------

42 NET PROFIT (LOSS)                                                                        ($2,688,883)                     $0
                                                                                    ====================    ====================



EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED August, 1999
                                          ----------------


CASH BALANCE BEGINNING OF MONTH                                                                                           $110,306
                                                                                                             ----------------------

CASH RECEIPTS  (1)                                                                                                          $3,344
                                                                                                             ----------------------

CASH DISBURSEMENTS  (1)                                                                                                       $829
                                                                                                             ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                          $2,515
                                                                                                             ----------------------

CASH BALANCE END OF MONTH                                                                                                 $112,821
                                                                                                             ======================




RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                                ---------                ---------                 ---------
BANK                                                       Wells Fargo              Mallesons Stephen Jaques
                                                           ---------------------    -----------------------------------------------
ACCOUNT TYPE                                               Checking                 Trust Account            Tust Account
                                                           ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                                0114-458243
                                                           ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                            General                  Litigation Trust         General Trust
                                                           ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                                   $93,242                  $16,235                    $3,344
                                                           ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                   $112,821
                                                           =====================



(1) Excluding bank transfers between your accounts.